INTERNATIONAL EQUITY PORTFOLIO
CAPITAL GROWTH PORTFOLIO
GROWTH AND INCOME  PORTFOLIO
ASSET ALLOCATION PORTFOLIO
U.S. GOVERNMENT INCOME PORTFOLIO
MONEY MARKET PORTFOLIO

SUPPLEMENT DATED DECEMBER 30, 1996 TO PROSPECTUS

The date of the Prospectus and the Statement of Additional Information is revised to be December 30, 1996.

In the section of the Prospectus entitled "How the Purchase and Redeem Shares", the following paragraph is inserted in lieu of the second paragraph:

     All Shares of each Portfolio may be purchased or redeemed by the Accounts without any sales or redemption charge at the next computed net asset value on any business day during which the New York Stock Exchange is open for business. Purchases and redemptions are made subsequent to cor-responding purchases and redemptions of units of the Accounts without delay. Withdrawals from the Accounts will incur fees or charges described more fully in the applicable contract prospectus.